CHASE VISTA BALANCED FUND
SUPPLEMENT DATED AUGUST 10, 1998
TO THE PROSPECTUS DATED FEBRUARY 27, 1998

The following supercedes in its entirety the Portfolio Managers section on page 15 of the Prospectus:

"Greg Adams, a Managing Director at Chase, and Leonard Lovito, Vice President and Senior Portfolio Manager at Chase, have been responsible for the manage-ment of the Fund's portfolio since its inception in 1993, and July 1998, respectively. Mr. Adams joined Chase in 1987 and oversees the equity trading of the Fund and is a manager of Growth and Income Portfolio and Large Cap
Equity Fund.


Mr. Lovito joined Chase in 1998 from J&W Seligman & Co. Inc. where he was a Vice President and Portfolio Manager for a number of fixed income institutional portfolios and mutual funds since 1984. Prior to joining Seligman, Mr. Lovito was in the Investment Department of the Dime Savings Bank of New York. Mr. Lovito is also a manager of Select Balanced Fund and Select Intermediate Bond Fund."